UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2021

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300 Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to 2019 Senior Credit Facility

On October 29, 2021, Asbury Automotive Group, Inc. (the “Company”) obtained an amendment (the “Amendment”) to the Third Amended and Restated Credit Agreement dated, as of September 26, 2019, among the Company, as a borrower, certain of its subsidiaries, as vehicle borrowers, Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle floorplan swing line lender, used vehicle floorplan swingline lender and an L/C issuer, and the other lenders party thereto, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as co-syndication agents, Mercedes-Benz Financial Services USA LLC and Toyota Motor Credit Corporation, as co-documentation agents, and BofA Securities, Inc. as sole lead arranger and sole bookrunner.

Pursuant to the terms of the Amendment, upon the Company’s delivery of a notice at its discretion indicating the effective date of certain of the amendments therein, and satisfaction of certain other customary closing conditions, the Amendment will, among other things,

•	increase the aggregate commitments under the Revolving Credit Facility to $450.0 million;

•	increase the aggregate commitments under the Used Vehicle Floorplan Facility to $350.0 million;

•	increase the aggregate commitments under the New Vehicle Floorplan Facility to $1.75 billion;

•	remove our minimum consolidated current ratio covenant; and

•	provide for limited conditionality with respect to the borrowings under the 2019 Senior Credit Agreement to be used to fund a portion of the consideration for the LHM Acquisition (as defined below).

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2021.

Item 7.01	Regulation FD Disclosure.

On September 28, 2021, Asbury Automotive Group, LLC (“Purchaser”), a Delaware limited liability company and a wholly-owned subsidiary of Asbury Automotive Group, Inc., a Delaware corporation (the “Company”), entered into (i) a Purchase Agreement with certain members of the Larry H. Miller Dealership family of entities; (ii) a Real Estate Purchase and Sale Agreement with Miller Family Real Estate, L.L.C. and (iii) a Purchase Agreement with certain equity owners of the Total Care Auto, Powered by Landcar insurance business affiliated with the Larry H. Miller Dealership family of entities (the transaction contemplated thereby, the “LHM Acquisition”).

The Company is furnishing herewith the following historical financial statements of each of (i) the Larry H. Miller Dealerships; (ii) the Larry H. Miller Automotive Real Estate Properties and (iii) the Total Care Auto, Powered by Landcar.

The audited combined financial statements for each of the Larry H. Miller Dealerships, Larry H. Miller Automotive Real Estate Properties and Total Care Auto, Powered by Landcar as of and for the years ended December 31, 2020 and 2019, together with the notes thereto and the independent auditors’ report thereon, which are furnished as Exhibits 99.1, 99.2, and 99.3, respectively, and are incorporated herein by reference.

The unaudited combined interim financial statements for each of the Larry H. Miller Dealerships, the Larry H. Miller Automotive Real Estate Properties and Total Care Auto, Powered by Landcar as of and for the nine months ended September 30, 2021 and September 30, 2020, together with the notes thereto, which are furnished as Exhibits 99.4, 99.5 and 99.6, respectively, and are incorporated herein by reference.

In addition, the Company is furnishing herewith the following pro forma condensed combined financial statements of the Company.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2021, and unaudited pro forma condensed combined statements of income of the Company for the nine months ended September 30, 2021 and September 30, 2020 and for the year ended December 31, 2020 which are furnished as Exhibit 99.7 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited combined financial statements of the Larry H. Miller Dealerships as of and for the years ended December 31, 2020 and 2019 (with independent auditors’ report thereon)

99.2	Audited combined financial statements of the Larry H. Miller Automotive Real Estate Properties as of and for the years ended December 31, 2020 and 2019 (with independent auditors’ report thereon)

99.3	Audited combined financial statements of Total Care Auto, Powered by Landcar as of and for the years ended December 31, 2020 and 2019 (with independent auditors’ report thereon)

99.4	Unaudited condensed combined interim financial statements of the Larry H. Miller Dealerships as of September 30, 2021 and for the nine months ended September 30, 2021 and September 30, 2020

99.5	Unaudited condensed combined interim financial statements of the Larry H. Miller Automotive Real Estate Properties as of September 30, 2021 and for the nine months ended September 30, 2021 and September 30, 2020

99.6	Unaudited combined interim financial statements of Total Care Auto, Powered by Landcar as of and for the nine months ended September 30, 2021 and September 30, 2020

99.7	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2021, and unaudited pro forma condensed combined statements of income of the Company for the nine months ended September 30, 2021 and September 30, 2020 and for the year ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: November 1, 2021	By:	/s/ Michael D. Welch
	Name:	Michael D. Welch
	Title:	Senior Vice President and Chief Financial Officer